UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 16, 2015

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On June 22, 2015, Moody National REIT I, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a hotel property located in Nashville, Tennessee, commonly known as the Embassy Suites Nashville (the “Embassy Suites Nashville Hotel”) on June 16, 2015. The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on June 22, 2015 to provide the required financial information related to the Company’s acquisition of the Embassy Suites Nashville Hotel.

(a)   Financial Statements of Business Acquired

Moody National Nashville MT, LLC and Tenancy In Common

Independent Auditors’ Report	F-1
Combined Balance Sheets as of March 31, 2015 (unaudited) and December 31, 2014 and 2013	F-2
Combined Statements of Operations for the three months ended March 31, 2015 and 2014 (unaudited) and the years ended December 31, 2014 and 2013	F-3
Combined Statements of Owners’ Equity for the three months ended March 31, 2015 (unaudited) and the years ended December 31, 2014 and 2013	F-4
Combined Statements of Cash Flows for the three months ended March 31, 2015 and 2014 (unaudited) and the years ended December 31, 2014 and 2013	F-5
Notes to Combined Financial Statements	F-6

(b)   Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014	F-13
Notes to Unaudited Pro Forma Consolidated Financial Information	F-14

(c)   Shell Company Transactions

Not applicable

(d)   Exhibits

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Moody National REIT I, Inc.

We have audited the accompanying combined financial statements of Moody National Nashville MT, LLC and the tenant-in-common owners (the “Tenancy In Common”), which comprise the combined balance sheets as of December 31, 2014 and 2013, and the related combined statements of operations, owners’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Moody National Nashville MT, LLC and Tenancy In Common as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

August 27, 2015

F-1

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON
COMBINED BALANCE SHEETS
MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014 AND 2013

	March 31, 2015	December 31, 2014	December 31, 2013
	(unaudited)

ASSETS
Investments in hotel property, net	$29,488,448	$29,592,790	$30,022,514
Cash and cash equivalents	734,847	307,701	487,607
Restricted cash	785,749	1,152,882	957,153
Guest receivables	235,336	353,098	253,425
Prepaid expenses and other assets	75,022	210,088	17,206
TOTAL ASSETS	$31,319,402	$31,616,559	$31,737,905

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$982,689	$1,374,824	$1,294,292
Note payable	18,177,844	18,284,141	18,679,694
Total liabilities	19,160,533	19,658,965	19,973,986

OWNERS’ EQUITY	12,158,869	11,957,594	11,763,919

TOTAL LIABILITIES AND
OWNERS’ EQUITY	$31,319,402	$31,616,559	$31,737,905

See accompanying notes to combined financial statements.

F-2

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015 AND 2014 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2014 AND 2013

	March 31, 2015	March 31, 2014	December 31, 2014	December 31, 2013
	(unaudited)	(unaudited)

REVENUE
Rooms	$2,682,697	$2,431,351	$11,290,557	$10,418,697
Other	193,059	207,611	843,226	836,351
Total revenue	2,875,756	2,638,962	12,133,783	11,255,048

EXPENSES
Salaries and wages	396,596	379,536	1,529,687	1,256,152
Rooms	307,301	286,113	1,310,823	1,284,221
Franchise fees	214,583	194,396	900,779	833,974
Administrative and general	179,532	175,426	851,822	810,078
Advertising	68,450	81,247	337,145	296,683
Management fee	150,297	129,631	782,230	671,475
Repair and maintenance	31,651	37,017	134,977	163,482
Utilities	120,880	99,805	466,041	444,639
Taxes, insurance, and rentals	157,572	156,059	640,051	604,420
Depreciation	260,342	233,633	1,207,809	1,212,911
Total expenses	1,887,204	1,772,863	8,161,364	7,578,035

OPERATING INCOME	988,552	866,099	3,972,419	3,677,013

OTHER EXPENSES
Interest expense	(268,591)	(274,440)	(1,104,001)	(1,126,861)

NET INCOME	$719,961	$591,659	$2,868,418	$2,550,152

See accompanying notes to combined financial statements.

F-3

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF OWNERS' EQUITY
THREE MONTHS ENDED MARCH 31, 2015 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2014 AND 2013

BALANCE, January 1, 2013	$11,685,756

Capital distributions	(2,471,989)

Net income	2,550,152

BALANCE, December 31, 2013	11,763,919

Capital distributions	(2,674,743)

Net income	2,868,418

BALANCE, December 31, 2014	11,957,594

Capital distributions (unaudited)	(518,686)

Net income (unaudited)	719,961

BALANCE, March 31, 2015 (unaudited)	$12,158,869

See accompanying notes to combined financial statements.

F-4

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2015 AND 2014 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2014 AND 2013

	March 31, 2015	March 31, 2014	December 31, 2014	December 31, 2013
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$719,961	$591,659	$2,868,418	$2,550,152
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation	260,342	233,633	1,207,809	1,212,911
Changes in assets and liabilities:
Restricted cash	433,527	444,058	(40,334)	(56,880)
Guest receivables	117,762	76,070	(99,673)	(21,252)
Prepaid expenses and other assets	135,066	(60,590)	(192,882)	(2,469)
Accounts payable and accrued expenses	(392,135)	(302,407)	80,532	19,225
Net cash provided by operating activities	1,274,523	982,423	3,823,870	3,701,687

CASH FLOWS FROM INVESTING ACTIVITIES
Changes in restricted cash	(66,394)	(29,089)	(155,395)	(130,975)
Investment in hotel property	(156,000)	(248,000)	(778,085)	(706,856)
Net cash used in investing activities	(222,394)	(277,089)	(933,480)	(837,831)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of note payable	(106,297)	(100,448)	(395,553)	(372,693)
Capital distributions	(518,686)	(318,686)	(2,674,743)	(2,471,989)
Net cash used in financing activities	(624,983)	(419,134)	(3,070,296)	(2,844,682)

NET CHANGE IN CASH AND CASH EQUIVALENTS	427,146	286,200	(179,906)	19,174

CASH AND CASH EQUIVALENTS, beginning of period	307,701	487,607	487,607	468,433

CASH AND CASH EQUIVALENTS, end of period	$734,847	$773,807	$307,701	$487,607
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$268,591	$274,440	$1,104,001	$1,126,861

See accompanying notes to combined financial statements.

F-5

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

The Embassy Suites Nashville (the “Embassy Suites Nashville Hotel”) is a 208-room hotel property located in Nashville, Tennessee. The Embassy Suites Nashville Hotel was owned by the tenant-in-common owners (each a “TIC Owner,” and collectively, the “Owners”). As used herein, unless specifically stated otherwise, the term “Embassy Suites Nashville Hotel” shall be deemed to mean the combined financial position of the Embassy Suites Nashville Hotel based upon the books and records of the Owners and Moody National Nashville MT, LLC (the “Operator”). The Operator leased the Embassy Suites Nashville Hotel from the Owners under a master triple-net lease.

These combined financial statements of the Embassy Suites Nashville Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The combined financial statements of the Embassy Suites Nashville Hotel include the accounts of the Owners and the Operator. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of investments in hotel property. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Building and improvements	15 – 39 years
Furniture and fixtures	5 years

Depreciation expense for the three months ended March 31, 2015 and 2014 was $260,342 (unaudited) and $233,633 (unaudited), respectively, and for the years ended December 31, 2014 and 2013 was $1,207,809 and $1,212,911, respectively.

F-6

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Impairment of Investments in Hotel Property

Management monitors events and changes in circumstances indicating that the carrying amounts of the investments in hotel property may not be recoverable. When such events or changes in circumstances are present, management assesses potential impairment by comparing estimated future undiscounted cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted cash flows, the Embassy Suites Nashville Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the three months ended March 31, 2015 and 2014 (unaudited) or the years ended December 31, 2014 and 2013.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for insurance, property taxes and capital improvements as required by certain restrictions and provisions of the note payable.

Revenue Recognition

Hotel revenues, including room and ancillary revenues such as long-distance telephone service and laundry, are recognized when guestrooms are occupied and services have been rendered.

The Embassy Suites Nashville Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Embassy Suites Nashville Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts. Management maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Balances that remain outstanding after the Embassy Suites Nashville Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of March 31, 2015 (unaudited) and December 31, 2014 and 2013.

Income Taxes

The ownership of the Embassy Suites Nashville Hotel is organized using a limited liability company structure. No tax return is filed by the Embassy Suites Nashville Hotel since the taxable income and deductions are reported by the members of the Owners and the Operator. The Owners and Operator are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Embassy Suites Nashville Hotel flow through to the Owners’ and Operator’s members. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

F-7

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Management has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Embassy Suites Nashville Hotel has no material uncertain tax positions as of March 31, 2015 (unaudited) and December 31, 2014 and 2013.

Franchise Fees

As of March 31, 2015, the Embassy Suites Nashville Hotel operated under a franchise agreement with Promus Hotels, Inc., a subsidiary of Hilton Hotels Corporation, with an initial term of 14 years. The franchise agreement allowed the Embassy Suites Nashville Hotel to operate under the Embassy Suites brand. Pursuant to the franchise agreement, the Embassy Suites Nashville Hotel incurs a royalty fee of 4.0% of gross room revenues and a marketing fee of 4.0% of gross room revenues. The Embassy Suites Nashville Hotel incurred franchise fee expense of $214,583 (unaudited) and $194,396 (unaudited) for the three months ended March 31, 2015 and 2014, respectively, and $900,779 and $833,974 for the years ended December 31, 2014 and 2013, respectively.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $68,450 (unaudited) and $81,247 (unaudited) for the three months ended March 31, 2015 and 2014 and was $337,145 and $296,683 for the years ended December 31, 2014 and 2013, respectively.

Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amount of the Embassy Suites Nashville Hotel’s note payable approximates its fair value. The fair value of the note payable was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of March 31, 2015 (unaudited) and December 31, 2014 and 2013.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

F-8

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

3. INVESTMENTS IN HOTEL PROPERTY

Investment in the Embassy Suites Nashville Hotel consists of the following:

	March 31, 2015	December 31, 2014	December 31, 2013
	(unaudited)
Land	$3,000,000	$3,000,000	$3,000,000
Building and improvements	32,275,000	32,275,000	32,275,000
Furniture and fixtures	3,291,360	3,135,360	2,357,275

Investments in hotel property	38,566,360	38,410,360	37,632,275

Less accumulated depreciation	(9,077,912)	(8,817,570)	(7,609,761)

Investments in hotel property, net	$29,488,448	$29,592,790	$30,022,514

4. NOTE PAYABLE

In connection with the acquisition of the Embassy Suites Nashville Hotel by the Owners on December 15, 2005, the Owners financed $21,100,000 of the purchase price with a mortgage loan (the “Loan”).  The balance of the Loan owed at March 31, 2015 was $18,177,844 (unaudited) and was $18,284,141 and 18,679,694 at December 31, 2014 and 2013, respectively.  The Loan required monthly principal and interest payments of $124,963, bearing an interest rate of 5.886%, until its maturity date on January 1, 2016, when all remaining interest and principal amounts were due.  The Loan is secured by the Embassy Suites Nashville Hotel and its related assets. The entire principal balance and all interest payable thereon of the Loan was paid upon the sale of the Embassy Suites Nashville Hotel described in Note 8.

5. MANAGEMENT FEES

Under a management agreement with Moody National Management, L.P., a related party (the “Management Agreement”), the Embassy Suites Nashville Hotel incurred monthly property management fees totaling $86,310 (unaudited) and $78,709 (unaudited) for the three months ended March 31, 2015 and 2014, respectively, and $535,926 and $468,576 for the years ended December 31, 2014 and 2013, respectively, equal to 3.0% of the Embassy Suites Nashville Hotel’s gross revenues (as defined in the Management Agreement), as well as an annual incentive management fee equal to a percentage of the Embassy Suites Nashville Hotel’s annual available cash flow (as defined in the Management Agreement). Incentive management fees were earned for the years ended December 31, 2014 and 2013. The Management Agreement had a term that expired in 2015 with automatic five year renewal terms. If the Embassy Suites Nashville Hotel terminated the Management Agreement prior to its expiration, the Embassy Suites Nashville Hotel would be liable for estimated management fees through the remaining term, payable as liquidated damages. The Management Agreement was terminated on June 16, 2015 without penalty upon the sale of the Embassy Suites Nashville Hotel described in Note 8.

F-9

MOODY NATIONAL NASHVILLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

The Embassy Suites Nashville Hotel also paid Moody National Mortgage Corporation, a related entity, asset management fees of $63,987 (unaudited) and $50,922 (unaudited) for the three months ended March 31, 2015 and 2014, respectively, and $246,304 and $202,899 for the years ended December 31, 2014 and 2013, respectively.

6. COMMITMENTS AND CONTINGENCIES

The Embassy Suites Nashville Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Embassy Suites Nashville Hotel believes that the final outcome of these matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Embassy Suites Nashville Hotel.

7. SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Embassy Suites Nashville Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Embassy Suites Nashville Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

8. SUBSEQUENT EVENTS

On June 16, 2015, Moody National REIT I, Inc. (the “Company”) acquired the Embassy Suites Nashville Hotel from the Owners through Moody National Broadway-Nashville Holding, LLC, the Company’s subsidiary (“Moody Holding”). Moody Holding is a wholly-owned subsidiary of the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Embassy Suites Nashville Hotel was $66,300,000, excluding closing costs. Moody Holding financed the purchase price for the Embassy Suites Nashville Hotel with (1) a portion of the remaining proceeds from the Company’s public offering, (2) the proceeds of a mortgage loan with an original principal amount of $43,000,000 secured by the Embassy Suites Nashville Hotel and (3) the issuance of approximately 726,820 common partnership units of the Company’s operating partnership to certain of the Owners. The entire principal balance and all interest payable thereon of the note payable described in Note 4 was paid in full and the Management Agreement described in Note 5 was terminated without penalty at the close of the Company’s acquisition of the Embassy Suites Nashville Hotel.

Management evaluated subsequent events through August 27, 2015, for inclusion in the combined financial statements.

F-10

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On June 16, 2015, Moody National REIT I, Inc. (the “Company”) acquired the Embassy Suites Nashville, a 208-room hotel property located in Nashville, Tennessee (the “Embassy Suites Nashville Hotel”), from the current tenant-in-common owners (the “TIC Owners”), through Moody National Broadway-Nashville Holding, LLC, the Company’s subsidiary (“Moody Holding”). Moody Holding is a wholly-owned subsidiary of the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Embassy Suites Nashville Hotel was $66,300,000, excluding closing costs. The Company funded the purchase price of the Embassy Suites Nashville Hotel with (i) a portion of the remaining proceeds from the Company’s public offering, (ii) a loan of $43,000,000 secured by the Embassy Suites Nashville Hotel and (iii) the issuance of approximately 726,820 common partnership units of the Company’s operating partnership to certain of the TIC Owners.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 are presented as if the Company had acquired the Embassy Suites Nashville Hotel on January 1, 2014.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2015 and the Company’s annual report on Form 10-K for the year ended December 31, 2014. This pro forma information is not necessarily indicative of what the Company’s actual results of operations would have been had the Company’s acquisition of the Embassy Suites Nashville Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2015

	Historical Moody National REIT I, Inc. As Reported	Prior Acquisitions Pro Forma Adjustments	Acquisition of Embassy Suites Nashville Hotel	Other Pro Forma		Consolidated Pro
	(a)	(b)	(c)	Adjustments		Forma

Revenue
Room revenue	$9,286,370	$824,778	$2,682,697	$—		$12,793,845
Other revenue	565,627	9,932	193,059	—		768,618
Total hotel revenue	9,851,997	834,710	2,875,756	—		13,562,463
Interest income from note receivable	154,851	—	—	—		154,851
Total revenue	10,006,848	834,710	2,875,756	—		13,717,314

Expenses
Hotel operating expenses	5,987,264	553,884	1,469,290	—		8,010,438
Property taxes, insurance and other	627,046	36,937	157,572	—		821,555
Depreciation and amortization	1,901,081	99,583	260,342	209,443	(d)	2,470,449
Property acquisition	376,440	—	—	(376,440	)(e)	—
Corporate general and administrative	755,298	—	—	—		755,298
Total expenses	9,647,129	690,404	1,887,204	(166,997)		12,057,740

Operating income	359,719	144,306	988,552	166,997		1,659,574

Interest expense and amortization of deferred loan costs	1,572,760	96,350	268,591	189,263	(f)	2,126,964

Income (loss) before income tax expense	(1,213,041)	47,956	719,961	(22,266)		(467.390)

Income tax benefit	(6,600)	—	—	—		(6,600)

Net income (loss)	(1,206,441)	47,956	719,961	(22,266)		(460,790)
Income attributable to noncontrolling interest from consolidated joint venture	(19,252)	—	—	—		(19,252)
Loss attributable to noncontrolling interest in common operating partnership units	4	—	—	—		4
Net income (loss) attriburable to common shareholders	$(1,225,689)	$47,956	$719,961	$(22,266)		$(480,038)

Net loss per common share attributable to common shareholders, basic and diluted	$(0.10)					$(0.04)

Weighted average shares outstanding	11,763,298			—	(g)	11,763,298

See accompanying notes to unaudited pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

	Historical Moody National REIT I, Inc. As Reported	Prior Acquisitions Pro Forma Adjustments	Acquisition of Embassy Suites Nashville Hotel	Other Pro Forma		Consolidated Pro
	(a)	(b)	(c)	Adjustments		Forma

Revenue
Room revenue	$22,271,962	$16,569,347	$11,290,557	$—		$50,131,866
Other revenue	1,080,431	1,128,006	843,226	—		3,051,663
Total hotel revenue	23,352,393	17,697,353	12,133,783	—		53,183,529
Interest income from note receivable	634,881	—	—	—		634,881
Total revenue	23,987,274	17,697,353	12,133,783	—		53,818,410

Expenses
Hotel operating expenses	14,846,664	10,656,991	6,313,504	—		31,817,159
Property taxes, insurance and other	1,560,382	1,101,067	640,051	—		3,301,500
Depreciation and amortization	4,126,366	2,099,040	1,207,809	935,332	(d)	8,368,547
Property acquisition	4,082,372	—	—	376,440	(e)	4,458,812
Corporate general and administrative	1,663,046	—	—	—		1,663,046
Total expenses	26,278,830	13,857,098	8,161,364	1,311,772		49,609,064

Operating income (loss)	(2,291,556)	3,840,255	3,972,419	(1,311,772)		4,209,346

Interest expense	3,522,921	2,904,085	1,104,001	732,444	(f)	8,263,451

Income (loss) before income tax expense	(5,814,477)	936,170	2,868,418	(2,044,216)		(4,054,105)

Income tax benefit	(495,200)	—	—	—		(495,200)

Net income (loss)	(5,319,277)	936,170	2,868,418	(2,044,216)		(3,558,905)
Income attributable to noncontrolling interest from consolidated joint venture	(78,099)	—	—	—		(78,099)
Loss attributable to noncontrolling interest in common operating partnership units	63	—	—	—		63
Net income (loss) attriburable to common shareholders	$(5,397,313)	$936,170	$2,868,418	$(2,044,216)		$(3,636,941)

Net loss per common share attributable to common shareholders, basic and diluted	$(0.91)					$(0.32)

Weighted average shares outstanding	5,950,164			5,503,000	(g)	11,453,164

See accompanying notes to unaudited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015

  Reflects the Company’s historical operations for the three months ended March 31, 2015 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2015.
  Reflects acquisition of the Homewood Suites Great Valley hotel on March 27, 2015 as if such acquisition occurred on January 1, 2014.
  Reflects historical operations of the Embassy Suites Nashville Hotel for the three months ended March 31, 2015.
  Reflects the removal of historical depreciation and amortization expense of $260,342 and the recognition of pro forma depreciation and amortization expense of $469,785. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using a declining method over the useful life of 5 years.
  Reflects the recognition of all acquisition costs for the three months ended March 31, 2015 as if they were incurred as of January 1, 2014.
  Reflects the removal of historical interest expense of $268,591 and the recognition of pro forma interest expense $457,854 on purchase money debt of $43,000,000 and amortization of deferred loan costs.
  No additional shares were necessary to fund the acquisition described in Note b or the acquisition of the Embassy Suites Nashville Hotel.

F-14

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014

  Reflects the Company’s historical operations for the year ended December 31, 2014 derived from the Company’s Annual Report on Form 10-K as filed as filed with the Securities and Exchange Commission on March 31, 2015.
  Reflects acquisition of the Residence Inn Grapevine hotel on March 31, 2014, the TownPlace Suites Newark hotel on June 24, 2014, the Marriott Courtyard Lyndhurst hotel on September 30, 2014, the Hilton Garden Inn Austin hotel on November 20, 2014, and the Homewood Suites Great Valley hotel on March 27, 2015 as if such acquisitions occurred on January 1, 2014.
  Reflects historical operations of the Embassy Suites Nashville Hotel for the year ended December 31, 2014.
  Reflects the removal of historical depreciation and amortization expense of $1,207,809 and recognition of pro forma depreciation and amortization expense of $2,143,141. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using an accelerated method over the useful life of 5 years.
  Reflects the recognition of all acquisition costs for the acquisitions described in Note b as if they were incurred as of January 1, 2014.
  Reflects the removal of historical interest expense of $1,104,001 and the recognition of pro forma interest expense $1,836,445 on note payable of $43,000,000 and amortization of deferred loan costs.
  Reflects pro-forma sales of shares necessary to fund the acquisitions described in Note b and the acquisition of the Embassy Suites Nashville Hotel.

F-15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: August 27, 2015	By:	/s/ Brett C. Moody
Brett C. Moody Chief Executive Officer and President